UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Soho House & Co Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom		WC2R 1EA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 207 851 2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 19, 2024, Soho House & Co Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended September 29, 2024. The press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 2.02 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 8.01 Other Events.

Soho House & Co Inc. Announcement on offer from a third-party consortium to acquire the Company

Earlier this week, the Board of Directors of Soho House & Co Inc. (the “Company”) received an offer from a new third-party consortium to acquire the Company for $9.00 per share, representing a premium of 83% to the closing price as of Wednesday, December 18, 2024. The offer is conditioned on certain significant shareholders, including amongst others the Company’s Executive Chairman, Ron Burkle, and The Yucaipa Companies and its affiliates (“Yucaipa”), rolling over their equity interests in the Company as part of the transaction.

The offer, which is supported by Ron Burkle and Yucaipa, was the result of a thorough strategic review undertaken by Yucaipa and its financial advisors to enhance shareholder value, as Yucaipa believes the inherent value of the Company is not reflected in its current share price.

As a result of the offer and the fact that it is conditioned on certain significant shareholders rolling over their equity interests in the Company, the Board of Directors has formed an independent Special Committee of the Board (the “Special Committee”) to evaluate the offer. No assurances can be given that the Special Committee’s assessment will result in any change in strategy, or if a transaction is undertaken. The Company does not expect to make further public comment regarding these matters unless and until a specific transaction or alternative has been approved or the Company otherwise concludes its reviews.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Exhibit

99.1	Earnings press release dated December 19, 2024 for the third quarter ended September 29, 2024
99.2	Press release of Soho House & Co Inc. dated December 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Soho House & Co Inc.

Date:	December 19, 2024	By:	/s/ Thomas Allen
Thomas Allen, Chief Financial Officer